UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

June 21, 2006
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 21, 2006, the Board of Directors of Novell, Inc. (“Novell”) elected President Ronald W. Hovsepian to the additional position of Chief Executive Officer, effective June 21. Mr. Hovsepian's duties as Chief Executive Officer will include the duties he previously performed as Chief Operating Officer. Novell's Board of Directors has determined that former Chief Executive Officer Jack L. Messman will leave Novell's employment, effective June 21. Mr. Messman will receive benefits pursuant to his severance agreement, which has been filed as an exhibit to Novell's Annual Report on Form 10-K (http://www.sec.gov/Archives/edgar/data/758004/000089161805000022/f02481exv10w15.txt) and which was described in Novell's proxy statement for the 2006 annual meeting of stockholders.

Additionally, on June 21, 2006 the Board of Directors fixed the size of the Board at eleven and elected Mr. Hovsepian to fill the vacancy. Thomas G. Plaskett, a director of Novell since November 2002, has been elected non-executive Chairman of the Novell Board of Directors. Mr. Messman will remain a member of the Board of Directors until October 31, 2006.

Mr. Hovsepian, 45, has served as President of Novell since October 31, 2005, and as Executive Vice President and President, Worldwide Field Operations of Novell since May 3, 2005. Mr. Hovsepian joined Novell in June 2003 as President, Novell North America. Before coming to Novell, Mr. Hovsepian was a Managing Director with Bear Stearns Asset Management, a technology venture capital fund, from February to December 2002. From March 2000 to February 2002, Mr. Hovsepian served as Managing Director for Internet Capital Group, a venture capital firm. In addition, he served in a number of positions with International Business Machines Corporation over a 17-year period. Mr. Hovsepian is the non-executive Chairman of the Board of Directors of Ann Taylor Corporation.

On June 21, 2006, the Board of Directors of Novell also named Dana Russell interim Chief Financial Officer in connection with the Board's determination that Joseph S. Tibbetts, Jr. will leave Novell's employment, effective June 21. Mr. Tibbetts will receive benefits pursuant to his severance agreement, which has been filed as an exhibit to Novell's Annual Report on Form 10-K (http://www.sec.gov/Archives/edgar/data/758004/000089161804000373/f95460exv10w20.txt) and which was described in Novell's proxy statement for the 2006 annual meeting of stockholders.

Mr. Russell, 44, joined Novell in 1994 and has served as a Vice President of Finance with Novell since 2000, as its Corporate Controller since 2002, and as its Treasurer since 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: June 22, 2006	By /s/ Joseph A. LaSala, Jr. Senior Vice President, General Counsel and Secretary